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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):

                                February 8, 2001

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                                DIGITAL LAVA INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
             DELAWARE                       1-14831              95-4584080
   (STATE OR OTHER JURISDICTION           (COMMISSION         (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NO.)

   13160 MINDANAO WAY, SUITE 350
        MARINA DEL REY, CA                                        90292
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                 (310) 577-0200
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5.    OTHER EVENTS

      On February 8, 2001, Digital Lava issued a press release announcing that it was postponing the release of fourth quarter and year-end financial results and conducting an investigation into revenue recognition issues.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      1.   Press Release dated February 8, 2001.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIGITAL LAVA INC.


Date:  February 8, 2001                By:  /s/ JOSHUA SHARFMAN
                                          --------------------------------------
                                            Name:  Joshua Sharfman
                                            Title:  President